EXHIBIT 10.8(a)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS
DOCUMENT.


June 9, 2000


Ed West
Delta Air Lines, Inc.
1030 Delta Boulevard
Atlanta, GA  30320

Re:  Amendment Number One to Delta Connection Agreement (the
"Delta Connection Agreement") dated September 9, 1999 Between
Delta Air Lines, Inc., Atlantic Coast Airlines Holdings, Inc. and
Atlantic Coast Jet, Inc.

Dear Ed:

This Letter, when countersigned by Delta Air Lines, Inc., will constitute an amendment to the Delta Connection Agreement.
Defined terms as used herein and not otherwise defined will be as defined in the Delta Connection Agreement.

1.  Amendments to the Delta Connection Agreement

a. Article 1.A of the Delta Connection Agreement is hereby amended by deleting the word and number "twenty-five (25)" from the eighth line therein and replacing such word and number with "thirty (30).

b. Article 17.B of the Delta Connection Agreement is hereby amended by deleting the second paragraph and replacing it with the following:

With respect to the 55 Conditional Dorniers, Operator may amend its order for Dornier Regional Jets by changing the status of any number of these aircraft from conditionally ordered aircraft, to option aircraft, back to conditionally ordered aircraft, or to firm ordered aircraft. Regardless of this status, these 55 aircraft will be reserved for operation as United Express.

c. Exhibit A to the Delta Connection Agreement is hereby amended and restated in full to read as per the form of Exhibit A attached hereto.

2. Conditions Precedent The increase in the number of Dornier 328 regional jet aircraft to be operated by Atlantic Coast Jet, Inc. pursuant to the Delta Connection Agreement from 25 aircraft to 30 aircraft is subject to: (i) Operator's entering into final agreements with the manufacturer of said aircraft on terms substantially similar to terms for aircraft previously ordered;
(ii) Operator's obtaining approval from its Board of Directors for the order of said additional aircraft; and, (iii) approval by the Board of Directors of Delta Connection, Inc., all of which Operator, or Delta, as applicable, endeavor to obtain promptly upon Delta's acceptance of the terms hereof.

3. Other Terms and Conditions Except as specifically stated above, all other terms and conditions of the Delta Connection
Agreement remain in full force and effect.

Please confirm the concurrence of Delta Air Lines, Inc. to the foregoing by signing below.


Very truly yours,

Atlantic Coast Airlines Holdings, Inc.
Atlantic Coast Jet, Inc.

/s/

Thomas J. Moore,
President


Agreed and Accepted:

Delta Air Lines, Inc.

/s/

By:  Ed West

Dated:  June 29, 2000

                            EXHIBIT A
  (Revised as per Amendment Number One to the Delta Connection
                           Agreement)

                          The Aircraft

         No. of         Aircraft         Scheduled
        Aircraft          Type         Delivery Date
         [***]            [***]            [***]
         [***]            [***]            [***]
         [***]            [***]            [***]
         [***]            [***]            [***]
         [***]            [***]            [***]
         [***]            [***]            [***]
         [***]            [***]            [***]
         [***]            [***]            [***]
         {***]            [***]            [***]
         {***]            [***]            [***]
         [***]            [***]            [***]
         [***]            [***]            [***]
         [***]            [***]            [***]
         [***]            [***]            [***]
         [***]            [***]            [***]
         [***]            [***]            [***]
         [***]            [***]            [***]
         [***]            [***]            [***]
         [***]            [***]            [***]
         [***]            [***]            [***]

         [***]            [***]            [***]
         [***]            [***]            [***]
         [***]            [***]            [***]
         [***]            [***]            [***]
         [***]            [***]            [***]
         [***]            [***]            [***]
         [***]            [***]            [***]
         [***]            [***]            [***]
         [***]            [***]            [***]
         [***]            [***]            [***]
         [***]            [***]            [***]
         [***]            [***]            [***]
         [***]            [***]            [***]
         [***]            [***]            [***]
         [***]            [***]            [***]
         [***]            [***]            [***]
         [***]            [***]            [***]
         [***]            [***]            [***]
         [***]            [***]            [***]
         [***]            [***]            [***]



February 6, 2001

David Siebenburgen, President & CEO
Delta Connection Inc.
P. O. Box 75317
Cincinnati, OH  45275
859-767-1501
FAX  859767-2968

Re:  Amendment Number Two to Delta Connection Agreement (the
"Delta Connection Agreement") dated September 9, 1999 Between
Delta Air Lines, Inc., Atlantic Coast Airlines Holdings, Inc. and
Atlantic Coast Jet, Inc.

Dear Dave:

This letter, when countersigned by you, will constitute an amendment to the Delta Connection Agreement. Capitalized terms used herein and not otherwise defined will be as defined in the Delta Connection Agreement.

1.  Payments for Prior Operations

A. [***], as defined in the Delta Connection Agreement, for periods after December 31, 2000.

B. If the Delta Connection Agreement is terminated by Delta pursuant to
Section 11.E of the Delta Connection Agreement, or by ACA pursuant to Section 11.B or C of the Delta Connection Agreement,
[***], Delta will [***] within [***]. In the event that the Delta Connection Agreement [***].

C. As payment in full for the [***] portion of Base Compensation pursuant to Article 3 of the Delta Connection Agreement and [***] for the period set forth in subparagraph 1.D below, [***] within five (5) business days of the signing of this Amendment.

D. The parties acknowledge and agree that [***] under the terms of Delta Connection Agreement [***]. The parties further agree that [***].

2.  Canadair Regional Jet Aircraft  - Canadair Regional Jet
("CRJ") aircraft shall no longer be included under the Delta
Connection Agreement, and existing CRJs will be removed from operations, as provided herein.

A. Effective as of January 1, 2001, the twenty CRJs designated in the Delta Connection Agreement as Aircraft pursuant to Article 1 and Exhibit A thereof shall no longer be considered as Aircraft, except for the transition of four previously delivered CRJs as provided below. The twenty CRJs removed from the Delta Connection Agreement shall not be replaced with other aircraft.

B. With respect to four CRJs which are currently operated by ACA under the Delta Connection Agreement, (the "Four CRJs"), the following shall apply:

1. The Four CRJs will continue to be Aircraft, operated pursuant to the Delta Connection Agreement, until such dates (the "Removal Dates") provided herein. The Removal Dates will be determined by Delta at its sole discretion, except as provided below. [***] the Removal Dates, unless otherwise agreed [***]. The Removal Dates will [***]; provided, however, [***] the Removal Date [***] the Four CRJs [***]).

2.  [***] the Four CRJs  [***].  If any of the Four CRJs [***];
provided, however, that in the event that any of the Four CRJs
[***] the Removal Date(s), [***].  For the purposes hereof,
[***].

C. Except as set forth in Subparagraph 2.B hereof, Delta shall have no further rights or obligations with respect to the Operator's and its affiliates' CRJs, whether presently being operated, on firm order, on option, or subsequently ordered. Accordingly, [***] in the event that the Delta Connection is terminated by Delta pursuant to Paragraph 11.E. of the Delta Connection Agreement.

3.  Resolution of Contract Issues  - The parties acknowledge that
[***].  With respect to these [***] contained in Amendment Number
One and this Amendment Number Two.  Additionally, [***].

4. [***] - Beginning [***] and [***]. For purposes of this section, "[***]" shall mean [***] (by way of example, [***]);
provided, however, [***], (including, without limitation, [***]).

5.  [***] - For the period beginning [***], (e.g.[***]), [***] of the Delta Connection Agreement.

6. Operator's Corporate Structure/Operating Certificates Delta hereby consents to Operator's Delta Connection operations being assumed and combined with those of Operator's affiliate, Atlantic Coast Airlines (the "Combination"). Timing and finalization of the Combination will be subject to regulatory and other approvals and establishment of an operational transition period satisfactory to the FAA, the DOT, Delta, and Atlantic Coast Airlines. Upon successful completion of the Combination, Atlantic Coast Airlines will become the Operator under the Delta Connection Agreement, and will have all rights and obligations in connection therewith, and the parties agree to work in good faith to amend the Delta Connection Agreement as appropriate. [***].

In the event that (i) the Delta Connection Agreement is terminated by Delta pursuant to Section 11.E and [***].

Notwithstanding the above, in the event that the [***]; provided, however, [***]. The parties further agree that [***].

[***] pursuant to Section 11.E. of the Delta Connection Agreement
[***].

7. Certain Notice Periods The parties hereby agree that in the event that [***] pursuant to Section 11.E. of the Delta
Connection Agreement, [***].

8. Other Terms of the Delta Connection Agreement Except as specifically stated herein, all other terms and conditions of the Delta Connection Agreement, as amended by Amendment Number One, shall remain in full force and effect.

Please confirm the concurrence of Delta Air Lines, Inc. to the foregoing by signing below.

Very truly yours,

Atlantic Coast Airlines Holdings, Inc.
Atlantic Coast Jet, Inc.

/s/

Richard J. Surratt,
Senior Vice President & Chief Financial Officer


Agreed and Accepted:

Delta Air Lines, Inc.

/s/

By:
David Siebenburgen,
President, Delta Connection, Inc.
on behalf of Delta Air Lines, Inc.

Dated:  February 6, 2001




January 24, 2002

J.T. Fisher
Chief Financial Officer
Delta Connection Inc.
Department 830
P.O. Box 20706
Atlanta, GA  30320-6001

Re: Amendment Number Three to Delta Connection Agreement dated September 9, 1999 between Delta Air Lines, Inc., Atlantic Coast Airlines Holdings, Inc. and Atlantic Coast Airlines, as amended by Amendment Number One dated June 27, 2000 and Amendment Number Two dated February 6, 2001 (said agreement as amended, the "Delta Connection Agreement")

Dear J.T.:

This letter, when countersigned by you, will constitute an amendment to the Delta Connection Agreement. Capitalized terms used herein and not otherwise defined will be as defined in the Delta Connection Agreement.

1.  Amendments to the Delta Connection Agreement

A. Article 1 of the Delta Connection Agreement is hereby amended by adding a new Article 1.D. as follows:

D. International Code Share Arrangements. When requested by Delta and to the extent it is reasonably able to do so, ACA agrees to enter into code share arrangements with non-U.S. carriers with which Delta has a code share arrangement, to seek approval for same, and to operate Aircraft under said code share arrangement, provided that [***] Cost Recovery Amount. The terms of such code share arrangement shall reflect the roles and obligations of ACA and Delta under this Agreement, including Delta's role with respect to control of scheduling, seat inventory, revenue management, and passenger and aircraft handling and [***].

B. Article 2 of the Delta Connection Agreement is hereby amended by adding a new Article 2.E. as follows:

E. Notwithstanding the terms of Article 2.A. through 2.D of this Agreement and any other terms of this Agreement, [***].

3. Other Terms and Conditions Except as specifically stated above, all other terms and conditions of the Delta Connection
Agreement, as amended, remain in full force and effect.
Please provide the concurrence of Delta Air Lines, Inc. to the foregoing by signing below.

Very truly yours,

/s/


Richard J. Surratt,
Executive Vice President & Chief Financial Officer
Atlantic Coast Airlines Holdings, Inc.
Atlantic Coast Airlines


Agreed and Accepted:

Delta Air Lines, Inc.

/s/

By:  J.T. Fischer
Chief Financial Officer
Delta Connection Inc.
Delta Air Lines, Inc.
Dated:  January 29, 2002



January 10, 2003

J.T. Fisher
Chief Financial Officer
Delta Connection Inc.
Department 830
P.O. Box 20706
Atlanta, GA  30320-6001

Re: Amendment Number Four to the Delta Connection Agreement dated September 9, 1999 between Delta Air Lines, Inc., Atlantic Coast Airlines Holdings, Inc. and Atlantic Coast Airlines, as amended by Amendment Number One dated June 27, 2000, Amendment Number Two dated February 6, 2001, and Amendment Number Three dated January 24, 2002 (said agreement as amended, the "Delta Connection Agreement")

Dear J.T.:

This letter, when countersigned by you, will constitute an amendment to the Delta Connection Agreement. Capitalized terms used herein and not otherwise defined will be as defined in the Delta Connection Agreement.

1.  Amendments to the Delta Connection Agreement

A. Relinquishment By Delta of Claims to Atlantic Coast Jet, Inc. and Related Assets. Except as expressly provided in Article 1.B below, Delta, for good and fair consideration, hereby relinquishes any rights, claims, or interests it may have, [***], or otherwise, to acquire Atlantic Coast Jet, LLC, a Delaware limited liability company formerly known as Atlantic Coast Jet, Inc. ("ACJet"), and/or to acquire (or obtain an interest in) any of the assets, rights or liabilities of ACJet, including without limitation the Operating Certificates issued to ACJet by the FAA and the DOT, ACJet's two letter designator code ("DD"), and all supporting documents associated with the Operating Certificates, including without limitation the operations specifications, maintenance manuals, training manuals and operational manuals (collectively the "Certificate Documents"). Except as expressly provided in Article 1.C below, Delta hereby further relinquishes any claim or right to receive compensation in lieu of receipt of any of the above. ACA and its successors [***] shall have [***], as well as the [***], and shall have the [***], as well as the [***], each subject to the terms and conditions of the Delta Connection Agreement, [***].

B. Transfer of Operating Manuals and Programs with Respect to the Aircraft Under Certain Conditions. The second, third and fourth paragraphs of Article 6 of Amendment Number Two to the Delta Connection Agreement dated February 6, 2001 are hereby deleted from the Delta Connection Agreement and are of no further force and effect. In lieu thereof, the following terms shall apply:

a. In the event that (i) the Delta Connection Agreement is terminated by Delta pursuant to Section 11.E and [***].

b.  [***] pursuant to Section 11.E. of the Delta Connection
Agreement [***].

In the event that [***].

C. Payment In consideration for the terms and agreements contained herein, Holdings shall pay to Delta the sum of $1,000,000. This payment shall be made by deduction by Delta of this amount from the first weekly wire transfer due to ACA following the signing of this amendment.

2.  Other Terms of the Delta Connection Agreement   Except as
specifically stated above, all other terms and conditions of the Delta Connection Agreement, as amended, remain in full force and effect. If any provision or provisions of this letter are in conflict with any other provision or provisions of the Delta Connection Agreement and any amendments or letters clarifying the terms thereof existing as of the date hereof, the provisions as set forth in this letter shall be deemed to control.

3.  Counterparts   This Amendment may be executed in one or more
counterparts, each of which shall be an original, but all such counterparts shall together constitute but one and the same instrument. Execution hereof may be effected by delivery of facsimiles of signature pages (and the parties shall follow such delivery by prompt delivery of originals of such pages).
Please provide the concurrence of Delta Air Lines, Inc. to the foregoing by signing below.




Very truly yours,

/s/

Richard J. Surratt
Executive Vice President & Chief Financial Officer
Atlantic Coast Airlines Holdings, Inc.
Atlantic Coast Airlines




Agreed and Accepted:

/s/

J.T. Fisher
Chief Financial Officer
Delta Connection Inc.
Delta Air Lines, Inc.
Dated:  January 22, 2003